Taxation	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Taxation
16. Taxation

	December 31, 2025	December 31, 2024	December 31, 2023
	$	$	$
Reconciliation of the tax expense
Loss for the year before tax	(14,370,330)	(46,596,207)	(364,663,392)

Tax using the Isle of Man corporation tax rate of 0%	-	-	-
Differences in overseas taxation rates	3,898,485	2,051,863	2,360,211
Other permanent differences	(249,612)	-	-
Movement in unrecognized deferred tax assets	(3,385,380)	(2,591,989)	(2,360,211)
Income tax income (expense)	263,493	(540,126)	-
The group operates in various jurisdictions with different corporate income tax rates, including the Isle of Man (0%), United Kingdom (25%), Tanzania (30%) and Australia (30%). Please refer to Note 2 for a list of subsidiaries and their respective countries of incorporation. The subsidiaries follow the domestic tax rates of their countries of incorporation. The effective tax rate is 0% as there was no taxable income recognized for the current and prior year.
The deferred tax income and deferred tax liability for the year ended December 31, 2025, relates to our Simulus business in Australia.
Deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilized. No deferred tax assets were recognized as of December 31, 2025, and 2024 in the consolidated statement of financial position.
There are potential deferred tax assets of as at December 31, 2025, of $98.96 million (2024: $94.18 million) mainly arising on account of estimated accumulated tax losses and capital expenses related to the Kabanga Nickel Project. Deferred income tax assets have not been recognized due to Lifezone’s mining operation is not yet developed and still in the exploration and evaluation phase. Consequently, management does not expect the mine operation to generate sufficient taxable profits in the foreseeable future against which the deferred income tax asset can be recovered fully.
Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it is probable that future taxable profits will be available, against which the unrecognized deferred tax assets can be used.
Lifezone has recognized deferred tax income of $263,493 during the year ended December 31, 2025, (2024: deferred tax expense of $540,126). The deferred tax primarily arises on the revaluation of the Simulus assets acquired in 2023 reflecting an increase in the carrying amount of the assets compared to the original unchanged tax base, resulting in a deferred tax liability. As at December 31, 2025, the deferred tax liability is $303,749.
Significant components of unrecognized deferred tax assets are as follows:

	December 31, 2025	December 31, 2024
	$	$
Accelerated capital deductions	(50,491,252)	337,722
Pre-trading capital expenses	50,969,421	50,969,421
Pre-trading tax losses	98,485,475	42,875,733
Unrecognized deferred tax assets	98,963,644	94,182,876